UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 14, 2013

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

GigOptix, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on November 14, 2013. 19,059,179 shares appeared at the Annual Meeting, representing 87.9% of the 21,674,855 shares of common stock outstanding and entitled to vote on the record date of October 9, 2013.

Proposal 1: Election of Directors

At the Annual Meeting, John J. Mikulsky and Neil J. Miotto were elected to the Board of Directors as the Class II directors. They will serve until the 2016 annual meeting and until their successors are duly elected and qualified.

Nominee	Votes For	Withholds	Broker Non-Votes
John J. Mikulsky	5,615,504	3,165,330	10,278,345
Neil J. Miotto	3,972,646	4,808,188	10,278,345

Proposal 2: Approval, on an Advisory Basis, of the 2012 Compensation of the Company’s Named Executive Officers

A non-binding vote to approve, on an advisory basis, the 2012 compensation of the Company’s named executive officers was voted on and not approved:

For	Against	Abstain	Broker Non-vote
3,440,494	5,223,231	117,109	10,278,345

As disclosed in the Company’s 2013 Proxy Statement (the “Proxy Statement”), this vote on Proposal 2 is advisory and non-binding. However, stockholders can be assured that the Board of Directors and the Compensation Committee will review and consider the voting results, as well as other corporate governance guidance, in crafting their approach to future executive compensation matters.

Proposal 3: Advisory Vote on the Frequency of the Executive Compensation Advisory Vote

The results of the non-binding advisory vote on the frequency of the executive compensation advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain
5,984,186	405,323	2,254,578	136,747

As disclosed in the Proxy Statement, this vote on Proposal 3 is also advisory and non-binding. The voting results show that a majority of the votes cast are in favor of conducting the advisory vote on executive compensation on an annual basis. In light of this vote, and consistent with the disclosure in the Proxy Statement, the Board of Directors and the Compensation Committee will take into consideration the outcome of the vote in setting a policy with respect to the frequency of future advisory votes on executive compensation, until the next advisory vote on frequency is held (which must be conducted at least every 6 years).

Proposal 4: Ratification of Burr Pilger Mayer, Inc. Appointment

A proposal to ratify the appointment of Burr Pilger Mayer, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved by the following vote:

For	Against	Abstain	Broker Non-vote
18,386,183	615,539	57,457	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: November 15, 2013